                                                                   EXHIBIT 10.60


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


    AMENDMENT dated as of December 31, 1998 among ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").
                             W I T N E S S E T H:

    WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of July 28, 1997 (the "Agreement"); and

   WHEREAS, the parties hereto desire to amend certain provision of the Agreement in the manner set forth below:

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. Definitions, References. Unless otherwise specifically
               -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in this Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

    SECTION 2. Amendment of Section 1.1 of the Agreement. The definition of
               -----------------------------------------
"Consolidated Net Income" in Section 1.1 is amended to read in its entirety as follows:

    "Consolidated Net Income" means, for any period, the net income (or loss) of the Borrower and its Consolidated Subsidiaries for such period; provided that there shall be excluded from such calculation (i) any after-tax gains or losses attributable to asset sales (other than sales in the ordinary course of business) or returned surplus assets of any Plan, (ii) up to $127,800,000 of non-recurring charges in connection with or as a result of (A) the Merger or (B) certain changes to conform the accounting practices of Ultramar Corporation and Diamond Shamrock, Inc., (iii) $131,600,000 in non-recurring restructuring charges in connection with certain corporate restructuring activities initiated in 1998, as reflected by the Borrower's Report on Form 10-Q/A for the Quarterly Period ended June 30, 1998, (iv) up to $135,000,000 of non-recurring non-cash charges against income taken in connection with the adjustment of inventory value for the Fiscal Year ended December 31, 1998, and

(v)  to the extent not included in clauses (i), (ii), (iii), or
(iv) any net extraordinary gains or net extraordinary losses.

     SECTION 3. Governing Law. This Amendment shall be governed by and construed
                -------------
in accordance with the laws of the State of New York.

     SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any
                ---------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              ULTRAMAR DIAMOND SHAMROCK CORPORATION

                              BY: /s/ STEVE BLANK
                                  ---------------------------------------
                                 Title: VP, Treasurer


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                              BY: _______________________________________
                                 Title:


                              BARCLAYS BANK PLC


                              BY: _______________________________________
                                 Title:


                              THE CHASE MANHATTAN BANK


                              BY: _______________________________________
                                 Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                              ULTRAMAR DIAMOND SHAMROCK CORPORATION

                              By: ______________________________________
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                  /s/ Stacey Haines
                              By: --------------------------------------
                                 Title: Vice President


                              BARCLAYS BANK PLC

                              By:
                                  ______________________________________
                                 Title:


                              THE CHASE MANHATTAN BANK

                              By: ______________________________________
                                 Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                              ULTRAMAR DIAMOND SHAMROCK CORPORATION

                              By: _____________________________________
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                              By: _____________________________________
                                 Title:


                              BARCLAYS BANK PLC

                              By: /s/ [SIGNATURE ILLEGIBLE]^^
                                  -------------------------------------
                                 Title: ASSOC. DIRECTOR


                              THE CHASE MANHATTAN BANK

                              By: _____________________________________
                                 Title:

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              ULTRAMAR DIAMOND SHAMROCK CORPORATION

                              By: ______________________________________
                                Title:



                              MORGAN GUARANTY TROST COMPANY OF NEW YORK

                              By: ______________________________________
                                 Title:


                              BARCLAYS BANK PLC

                              By: ______________________________________
                                 Title:


                              THE CHASE MANHATTAN BANK


                              By:   /s/ Peter M. Ling
                                  --------------------------------------
                                 Title: Peter M. Ling
                                        Vice President

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                         By:      /s/ Daryl G. Patterson
                             --------------------------------------------------
                            Title:    DARYL G. PATTERSON
                                      Vice President


                         CIBC INC.

                         By: __________________________________________________
                            Title:


                         ROYAL BANK OF CANADA

                         By: __________________________________________________
                            Title:


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED

                         By: __________________________________________________
                            Title:


                         BANK OF TOKYO-MITSUBISHI, LTD.

                         By: __________________________________________________
                            Title:

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                         By: __________________________________________________
                            Title:


                         CIBC INC.

                         By:   /s/ Michael A.G. Corbam
                             --------------------------------------------------
                                   Michael A.G. Corbam
                            Title:

                         ROYAL BANK OF CANADA

                         By: __________________________________________________
                            Title:


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED

                         By: __________________________________________________
                            Title:


                         BANK OF TOKYO-MITSUBISHI LTD.

                         By: __________________________________________________
                            Title:

                                               BANK OF AMERICA NATIONAL
                                               TRUST AND SAVINGS ASSOCIATION


                                               By:____________________________
                                                 Title:


                                               CIBC INC.


                                               By:____________________________
                                                 Title:


                                               ROYAL BANK OF CANADA


                                               By:/s/ Linda M. Stephens
                                                  ----------------------------
                                                 Title: Linda M. Stephens
                                                        Senior Manager


                                               THE INDUSTRIAL BANK OF JAPAN,
                                                  LIMITED,


                                               By:____________________________
                                                 Title


                                               BANK OF TOKYO-MITSUBISHI, LTD.


                                               By:____________________________
                                                 Title:

                                               BANK OF AMERICA NATIONAL TRUST
                                                 AND SAVINGS ASSOCIATION


                                               By:____________________________
                                                 Title:


                                               CIBC INC.


                                               By:____________________________
                                                 Title:


                                               ROYAL BANK OF CANADA


                                               By:____________________________
                                                 Title:


                                               THE INDUSTRIAL BANK OF JAPAN,
                                               LIMITED, NEW YORK BRANCH

                                                  /s/ Kazutoshi Kuwahara
                                               By:----------------------------
                                                 Title: KAZUTOSHI KUWAHARA
                                                        Executive Vice
                                                        President,
                                                        HOUSTON OFFICE

                                               BANK OF TOKYO-MITSUBISHI, LTD.


                                               By:____________________________
                                                 Title:

                                              BANK OF AMERICA NATIONAL TRUST
                                                 AND SAVINGS ASSOCIATION


                                              By:_____________________________
                                                Title:


                                              CIBC INC.


                                              By:_____________________________
                                                Title:


                                              ROYAL BANK OF CANADA


                                              By:_____________________________
                                                Title:


                                              THE INDUSTRIAL BANK OF JAPAN,
                                                LIMITED


                                              By:_____________________________
                                                Title:


                                              BANK OF TOKYO-MITSUBISHI, LTD.


                                              By: /s/  Michael G. Meiss
                                                 -----------------------------
                                                Title: Vice President

                                              THE FUJI BANK, LIMITED HOUSTON
                                                AGENCY


                                              By: /s/  Raymond Ventura
                                                 -----------------------------
                                                Title: RAYMOND VENTURA
                                                       Vice President & Manager

                                              NATIONSBANK OF TEXAS, N,A.


                                              By:_____________________________
                                                Title:


                                              BANK ONE, TEXAS N.A.


                                              By:_____________________________
                                                Title:

                                              THE FUJI BANK, LIMITED HOUSTON
                                                AGENCY


                                              By:_____________________________
                                                Title:


                                              NATIONSBANK OF TEXAS N.A.


                                              By: /s/  Daryl G. Patterson
                                                 -----------------------------
                                                Title: DARYL G. PATTERSON
                                                       Vice President

                                              THE BANK OF NOVIA SCOTIA


                                              By:_____________________________
                                                Title:


                                              BANK ONE, TEXAS N.A.


                                              By:_____________________________
                                                Title:

                                              THE FUJI BANK, LIMITED HOUSTON
                                                AGENCY


                                              By:_____________________________
                                                Title:


                                              NATIONSBANK OF TEXAS, N.A.


                                              By:_____________________________
                                                Title:


                                              THE BANK OF NOVIA SCOTIA


                                              By: /s/ [Signature Illegible]^^
                                                 -----------------------------
                                                Title: Sr. Manager Loan
                                                       Operations


                                              BANK ONE, TEXAS N.A.


                                              By:_____________________________
                                                Title:

                                              THE FUJI BANK, LIMITED HOUSTON
                                                AGENCY


                                              By:_____________________________
                                                Title:


                                              NATIONSBANK OF TEXAS, N.A.


                                              By:_____________________________
                                                Title:


                                              THE BANK OF NOVA SCOTIA


                                              By:_____________________________
                                                Title:


                                              BANK ONE, TEXAS N.A.


                                              By: /s/ [Signature Illegible]^^
                                                 -----------------------------
                                                Title: Sr. Vice President

                                              THE FROST NATIONAL BANK


                                              By: /s/ [Signature Illegible]^^
                                                  ----------------------------
                                                Title: S.V.P.


                                              THE SANWA BANK LIMITED,
                                                DALLAS AGENCY


                                              By:_____________________________
                                                Title:


                                             THE SUMITOMO BANK, LIMITED


                                             By:______________________________
                                               Title:


                                             UNION RANK OF SWITZERLAND


                                             By:______________________________
                                               Title:


                                             BANK OF SCOTLAND


                                             By:______________________________
                                               Title:

                                                THE FROST NATIONAL BANK


                                                By: ____________________________
                                                  Title:


                                                THE SANWA BANK LIMITED



                                                By:  /s/ C. Lawrence Murphy
                                                    ----------------------------
                                                  Title: C. Lawrence Murphy
                                                         Senior Vice President


                                                THE SUMITOMO BANK, LIMITED


                                                By: ____________________________
                                                  Title:


                                                UNION BANK OF SWITZERLAND


                                                By: ____________________________
                                                  Title:


                                                BANK OF SCOTLAND


                                                By: ____________________________
                                                  Title:

                                                THE FROST NATIONAL BANK


                                                By: ____________________________
                                                  Title:


                                                THE SANWA BANK LIMITED,
                                                  DALLAS AGENCY


                                                By: ____________________________
                                                  Title:


                                                THE SUMITOMO BANK, LIMITED


                                                By:  /s/ William R. McKown, III
                                                    ----------------------------
                                                  Title: William R. McKown, III
                                                        Vice President & Manager


                                                UNION BANK OF SWTTZERLAND


                                                By: ____________________________
                                                  Title:

                                                THE FROST NATIONAL BANK

                                                By: ____________________________
                                                  Title:


                                                THE SANWA BANK LIMITED,
                                                  DALLAS AGENCY


                                                By: ____________________________
                                                  Title:


                                                THE SUMITOMO BANK, LIMITED


                                                By: ____________________________
                                                  Title:


                                                UBS,AG, Stamford Branch


                                                By: [SIGNATURE ILLEGIBLE]
                                                    ----------------------------
                                                  Title: Executive Director
                                                         Eric C. Hanson
                                                         Assoc. Dir.


                                                BANK OF SCOTLAND


                                                By: ____________________________
                                                  Title:

                                                THE FROST NATIONAL BANK


                                                By: ____________________________
                                                  Title:


                                                THE SANWA BANK LIMITED,
                                                  DALLAS AGENCY


                                                By: ____________________________
                                                  Title:


                                                THE SUMITOMO BANK, LIMITED


                                                By: ____________________________
                                                  Title:


                                                UNION BANK OF SWITZERLAND


                                                By: ____________________________
                                                  Title:


                                                BANK OF SCOTLAND


                                                By:  /s/ Annie Chin Tat
                                                    ----------------------------
                                                  Title:     ANNIE CHIN TAT
                                                         SENIOR VICE PRESIDENT

                                                BANQUE NATIONALE DE PARIS,
                                                  HOUSTON AGENCY


                                                By:  /s/ David C. Schad
                                                    ----------------------------
                                                  Title: David C. Schad
                                                        Executive Vice President

                                                CREDIT LYONNAIS NEW YORK
                                                  BRANCH


                                                By: ____________________________
                                                  Title:


                                                DEN NORSKE BANK ASA


                                                By: ____________________________
                                                  Title:


                                                CREDIT AGRICOLE INDOSUEZ


                                                By: ____________________________
                                                  Title:


                                                COMERICA BANK


                                                By: ____________________________
                                                  Title:


                                                BANCA NATIONALE DEL LAVORO SPA


                                                By: ____________________________
                                                  Title:

                                                BANQUE NATIONALE DE PARIS,
                                                  HOUSTON AGENCY


                                                By: ____________________________
                                                  Title:

                                                CREDIT LYONNAIS NEW YORK
                                                  BRANCH


                                                By:  /s/ Philippe Soustra
                                                    ----------------------------
                                                  Title:    Philippe Soustra
                                                          Senior Vice President


                                                DEN NORSKE BANK ASA


                                                By: ____________________________
                                                  Title:


                                                CREDIT AGRICOLE INDOSUEZ


                                                By: ____________________________
                                                  Title:


                                                COMERICA BANK


                                                By: ____________________________
                                                  Title:


                                                BANCA NATIONALE DEL LAVORO SPA


                                                By: ____________________________
                                                  Title:

                                                BANQUE NATIONALE DE PARIS,
                                                  HOUSTON AGENCY


                                                By: ____________________________
                                                  Title:

                                                CREDIT LYONNAIS NEW YORK
                                                  BRANCH


                                                By: ____________________________
                                                  Title:


                                                DEN NORSKE BANK ASA


                                                By:  /s/ Byron L. Cooley
                                                    ----------------------------
                                                  Title: BYRON L. COOLEY
                                                         SENIOR VICE PRESIDENT

                                                CREDIT AGRICOLE INDOSUEZ


                                                By: ____________________________
                                                  Title:


                                                COMERICA BANK


                                                By: ____________________________
                                                  Title:


                                                BANCA NATIONALE DEL LAVORO SPA


                                                By: ____________________________
                                                  Title:

                                                BANQUE NATIONALE DE PARIS,
                                                  HOUSTON AGENCY


                                                By: ____________________________
                                                  Title:


                                                CREDIT LYONNAIS NEW YORK
                                                  BRANCH


                                                By: ____________________________
                                                  Title:


                                                DEN NORSKE BANK ASA


                                                By: ____________________________
                                                  Title:


                                                CREDIT AGRICOLE INDOSUEZ


  By:  /s/ David Bouhl                          By:  /s/ Katherine L. Abbott
      ----------------------------                  ----------------------------
    Title:      DAVID BOUHL, FVP.                 Title: Katherine L. Abbott
           HEAD OF CORPORATE BANKING                     First Vice President
                  CHICAGO

                                                COMERICA BANK


                                                By: ____________________________
                                                  Title:


                                                BANCA NATIONALE DEL LAVORO SPA


                                                By: ____________________________
                                                  Title:

                                                BANQUE NATIONALE DE PARIS,
                                                  HOUSTON AGENCY


                                                By: ____________________________
                                                  Title:

                                                CREDIT LYONNAIS NEW YORK
                                                  BRANCH


                                                By: ____________________________
                                                  Title:


                                                DEN NORSKE BANK ASA


                                                By: ____________________________
                                                  Title:


                                                CREDIT AGRICOLE INDOSUEZ


                                                By: ____________________________
                                                  Title:


                                                COMERICA BANK


                                                By: [SIGNATURE ILLEGIBLE]^^
                                                    ----------------------------
                                                  Title: Vice President


                                                BANCA NATIONALE DEL LAVORO SPA


                                                By: ____________________________
                                                  Title:

                                      -7-